LORD ABBETT GLOBAL FUND, INC.

Equity Series

Supplement dated March 10, 2008 to the
Class A, B, C, F, P, R2 and R3 Prospectus dated September 14, 2007 and the Class I Prospectus dated June 29, 2007

The section of the Prospectus titled “The Funds – Global Equity Fund” is supplemented with the following:

The Board of Directors of Lord Abbett Global Fund, Inc. (the “Board”) has approved a proposal to convert the Equity Series (the “Fund”) to a fund-of-funds, which means that the Fund would pursue its investment objective by investing in other mutual funds for which Lord, Abbett & Co. LLC serves as investment adviser, rather than investing directly in individual securities.  The Board also has approved other proposals in connection with the proposed conversion of the Fund to a fund-of-funds structure.  The proposals require shareholder approval.  Accordingly, the Fund’s shareholders of record as of March 7, 2008 will be asked to approve the proposals at a shareholder meeting scheduled to be held on May 15, 2008.  A proxy statement describing the proposed changes in detail will be made available to such shareholders on or about March 21, 2008.  If you would like more information about the proposed changes, you may obtain a copy of the proxy statement by writing to the Fund, by calling 888-522-2388 or via the Internet at www.lordabbett.com.